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                                                                   Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-112348) of our report dated March 12, 2004 relating to the financial statements of National Financial Partners Corp., which appears in National Financial Partners Corp.'s Annual Report on Form 10-K for the year ended December 31, 2003.

/s/  PricewaterhouseCoopers LLP

New York, New York
March 12, 2004